Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Timothy Barritt, Chief Executive Officer and Richard G. Stockdale, Chief Financial Officer, of Big Cat Mining Corporation, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  the quarterly report on Form 10-QSB of Big Cat Mining Corporation for the period ended January 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Big Cat Mining Corporation.

Dated: March 22, 2006	TIMOTHY BARRITT
Timothy Barritt,
Chief Executive Officer

Dated: March 22, 2006	RICHARD G. STOCKDALE
Richard G. Stockdale,
Chief Financial Officer